Accounts Payable and Accrued Expenses - Components of Accounts Payable and Accrued Expenses (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Accounts Payable and Accrued Liabilities, Current [Abstract]
Accounts payable		$ 234,462	$ 174,089
Payroll and benefits		60,276	68,255
Accrued marketing and advertising		4,063	10,241
Current derivative liability (Note 12)		18,889	18,751
Other accrued liabilities		39,416	24,528
Total	$ 431,085	$ 357,106	$ 295,864